FIXED INCOME FUND	12 Months Ended
Dec. 31, 2025
EBP 002
EBP, Fully Benefit-Responsive Investment Contract [Line Items]
FIXED INCOME FUND	FIXED INCOME FUND
The Program offers a Fixed Income Fund, within the Savings Plan Master Trust, as an investment available to participants. The Fixed Income Fund holds synthetic GICs with various issuers in several fully benefit-responsive investment contracts. The synthetic GICs are direct investments between the Savings Plan Master Trust and issuer and meet the fully benefit-responsive investment contract criteria and therefore are reported at contract value. Contract value is the relevant measure for fully benefit-responsive investment contracts because this is the amount received by participants if they were to initiate permitted transactions under the terms of the Program. Contract value represents contributions made under each contract, plus earnings, less participant withdrawals and administrative expenses. The Fixed Income Fund also holds two CCTs.

A synthetic GIC includes a wrapper contract, which is an agreement for the wrap issuer, such as a bank or insurance company, to make payments to the Program in certain circumstances. The wrapper contract typically includes certain conditions and limitations on the underlying assets owned by the Program. Synthetic investment contracts are designed to accrue interest based on crediting rates established by the contract issuers. The synthetic investment contracts held by the Program include wrapper contracts that provide a guarantee that the credit rate will not fall below zero percent. Cash flow volatility (for example, timing of benefit payments) as well as asset underperformance can be passed through to the Program through adjustments to future contract crediting rates. Formulas are provided in each contract that adjust renewal crediting rates to recognize the difference between the fair value and the book value of the underlying assets. Crediting rates are reviewed monthly for resetting.

Participants may ordinarily direct the withdrawal or transfer of all or a portion of their investment at any time at contract value, which represents the Fixed Income Fund’s NAV, as reported by the fund manager. Certain events may limit the ability to transact at contract value with the issuer, such as premature termination of the contracts, significant plant closings, significant layoffs, plan terminations, bankruptcy, mergers, or the Program’s loss of its qualified status. Program management believes that the occurrence of events that would cause participants to transact at less than contract value is not probable. The issuers may not terminate a contract at any amount less than contract value. There are currently no reserves against contract value for credit risk of the contract issuers or otherwise.

The synthetic GIC issuers are contractually obligated to pay the principal and specified interest rate that is guaranteed to the Program. All contracts pay interest on a net basis. At any point in time, the Fixed Income Fund’s average yield will be a combined rate based upon the balances and the interest rates of the investments which comprise the fund, and depends on the amount of contributions invested in the fund, the amounts withdrawn from the fund and the amounts transferred to and from the fund.

Fixed Income Fund investments in the Savings Plan Master Trust as of December 31, 2025 and 2024 were as follows:

(Dollars in Thousands)	2025	2024
Total Synthetic Guaranteed Investment Contracts, at Contract Value	$295,677	$359,134

Collective Trust Funds:
Galliard Stable Return Fund E, at Fair Value	13,640	15,411
SEI Short-Term Investment Fund II, at Fair Value	6,091	5,934
Total Fixed Income Fund Investments	$315,408	$380,479